UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to SECTION 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2021

Blackstone Secured Lending Fund

(Exact name of registrant as specified in its charter)

Delaware	814 - 01299	82-7020632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Park Avenue, 31st Floor New York, NY	10154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 503-2100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b–2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Appointment of Certain Officers

On September 9, 2021, Blackstone Alternative Credit Advisors LP (“Blackstone Credit”) announced that Carlos Whitaker has been appointed as the President of Blackstone Secured Lending Fund (the “Company”). The board of trustees of the Company approved Mr. Whitaker’s appointment on August 4, 2021 for an annual term commencing on September 7, 2021.

Carlos Whitaker, born in 1976, is a Senior Managing Director in Blackstone Credit, the parent company of the Company’s investment adviser, and the President of the Company and of Blackstone Private Credit Fund. Prior to joining Blackstone Credit on September 7, 2021, Mr. Whitaker served as Head of New York and Co-Head of EMEA Equity Advisory Sales of Credit Suisse in the Investment Banking division. As a senior salesperson, Carlos was responsible for developing relationships with large institutional clients, profitably growing revenues, selling initial public offerings and secondary offerings, as well as cross-selling the bank’s other products. His clients consisted of large institutional asset management firms that employ a myriad of investment strategies including long only, long/short equity, event driven, risk arbitrage, and global macro. Mr. Whitaker began his career at Credit Suisse in 2000 as an Analyst. Mr. Whitaker sits on the boards of New York for McCombs and Rising Stars Capital Management, which is a nonprofit focused on increasing Black representation in the finance industry. Mr. Whitaker graduated with honors from the University of Texas at Austin, holding a Bachelor of Arts from the Plan II Honors Program, Bachelor of Business Administration in Accounting and Master in Professional Accounting.

A copy of Blackstone Credit’s press release announcing the foregoing matters is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

Exhibit No.	Description

99.1	Press Release of Blackstone Alternative Credit Advisors LP dated September 9, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSTONE SECURED LENDING FUND

Date: September 9, 2021	By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Chief Compliance Officer, Chief Legal Officer and Secretary